Exhibit 99.1

FOR:	MDC Partners Inc.	CONTACT:	Michaela Pewarski
	One World Trade Center, FL. 65		MDC Partners
	New York, NY 10007		646 429 1812
mpewarski@MDC-Partners.com

MDC Partners (MDCA) Special Committee Responds to Indaba Capital’s Highly Misleading and Factually Inaccurate Press Release Concerning MDC’s Merger with Stagwell Media

New York, NY, July 14, 2021 (NASDAQ: MDCA) – The Special Committee of MDC Partners Inc. (“MDC” or the “Company”) responded today to highly misleading, inaccurate and false statements made by Indaba Capital (“Indaba”) in a press release dated July 13, 2021, concerning the business combination (the “Transaction”) between MDC and Stagwell Media LP (“Stagwell”).

“Indaba has grossly misrepresented the facts contained in the MDC proxy statement, seemingly to further Indaba’s extremely risky gambit of threatening to scuttle this highly attractive business combination as an attempt to extract more value,” said Irwin Simon, Chairman of the Special Committee of the MDC Board of Directors. “In reality, Indaba is simply wrong on most of the facts and its irresponsible and ungrounded assertions are putting this value-creating deal at risk and placing MDC shareholders and employees at both Stagwell and MDC in harm’s way.”

Indaba’s press release falsely asserts, for example, that the Stagwell parties and executives are receiving more than 180 million shares in the Transaction because of an “adjustment of 12 million shares … [as] compensation expense for ‘brand employees of Stagwell’ … [and] another approximately seven million shares to be issued to Stagwell managers.” In fact, as the pro forma financial statements in the prospectus makes plain, these 19 million shares are being granted by Stagwell from the 180 million shares that Stagwell will receive in the transaction and are not, in any way, in addition to the 180 million shares. And so, while Indaba breathlessly proclaims that Stagwell is receiving “almost $100 million” more than previously disclosed, Indaba is simply wrong, and its bold, but false, assertions threaten the completion of the Transaction on entirely specious grounds.

So too with the balance of Indaba’s assertions and the accompanying feigned shock. For example:

•	Indaba claims that “Stagwell on the other hand did not increase its 2021 EBITDA guidance.” This is false. Both the MDC proxy materials and a separate press release yesterday from Stagwell make plain that Stagwell has increased its 2021 EBITDA expectations. Stagwell’s press release correctly states that “Stagwell has provided updated financial guidance to MDC and the Special Committee of its Board of Directors reflecting improved performance for the Stagwell business through the end of 2021. … The quarter’s significant out-performance and exit momentum are the drivers for the improved guidance that [Stagwell has] provided to MDC, which is included in the supplement to the proxy statement/prospectus filed today by MDC.”

•	The Stagwell special dividend is not new, has been fully disclosed since the announcement of the transaction in December 2020 and was accounted for in the Special Committee’s assessment of relative contributions and value. MDC has always analyzed the transaction with full knowledge of the amount of net debt that Stagwell would contribute to the combined company. The transaction will, in fact, materially de-lever MDC, excluding deferred acquisition costs and minority investments, and all of MDC’s disclosures regarding pro forma leverage have been fully accurate. If Stagwell did not distribute cash to its owners prior to the Transaction, Stagwell’s contributions to the combined business would be even greater and it would seek a larger equity stake in the combined company.

•	Indaba wrongly asserts that the non-controlling interest is a leveraging event. This liability did not appear on Stagwell’s March 31 balance sheet because Stagwell did not have this arrangement on March 31. Importantly, the cash flows associated with this redeemable non-controlling interest were not included in the DCF valuation of Stagwell by the Special Committee. Moreover, this new contractual arrangement is one the Special Committee believes adds significant value to the combined business because it will ultimately result in the outright ownership by New MDC of one of Stagwell’s most attractive businesses. Because this arrangement is expected to be in place prior to the close of the Transaction, it is now included on the [pro forma] balance sheet.

•	Indaba continues to falsely assert that “a majority of the identified directors for the newly combined entity appear to have direct personal or professional overlap with Mr. Penn.” That is simply untrue. Seven of the nine board members will be independent – independent not only of MDC but, more importantly of Stagwell and its affiliates

“The Special Committee and I recognize that Indaba would like a greater stake in the combined business,” continued Mr. Simon. “Shareholders should rest assured that the Special Committee fought hard to get as much from Stagwell as we could. But, we have a counter-party and there is a limit to what Stagwell is willing to do. Based on MDC’s current market price and the amended deal terms, Stagwell is now contributing its business at an implied valuation that is essentially in-line with MDC’s. We are at that limit.”

Mr. Simon concluded, “The July 26 vote is whether to accept this deal – one the Special Committee believes is very much in the interest of shareholders – or return to a standalone MDC which will remain highly levered. There is no other transaction with Stagwell or anyone else. Indaba’s false allegations and misrepresentations cannot change the reality that this transaction is terrific for MDC shareholders and represents their best chance to have a significant stake in a scaled company with a stronger balance sheet that operates in some of the fastest growing segments of the digital marketing and advertising sector.”

The Special Committee and MDC Board urge MDC shareholders to vote “FOR” the Transaction.

The Special Meeting of Shareholders to vote on the Transaction (the “Special Meeting”) will be held on Monday, July 26, 2021 at 11 AM ET, and can be accessed virtually at https://web.lumiagm.com/401933402 . The Company will extend the scheduled proxy cut-off time for the Special Meeting and accept proxies and voting instructions, including electronic voting, until two business days prior to the time of the Special Meeting.

About MDC Partners Inc.

MDC Partners is one of the most influential marketing and communications networks in the world. As “The Place Where Great Talent Lives,” MDC Partners is celebrated for its innovative advertising, public relations, branding, digital, social and event marketing agency partners, which are responsible for some of the most memorable and effective campaigns for the world’s most respected brands. By leveraging technology, data analytics, insights and strategic consulting solutions, MDC Partners drives creative excellence, business growth and measurable return on marketing investment for over 1,700 clients worldwide. For more information about MDC Partners and its partner firms, visit our website at mdc-partners.com, sign up for investor-related updates and alerts, and follow us on LinkedIn.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about MDC’s or Stagwell’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the respective businesses and operations of MDC, Stagwell and the combined company; information concerning the Transaction; the anticipated benefits of the Transaction; the likelihood of the Transaction being completed; the anticipated outcome of the Transaction; the tax impact of the Transaction on MDC and shareholders of MDC; the timing of the shareholder meeting to approve the Transaction (the “Special Meeting”); the shareholder approvals required for the Transaction; regulatory and stock exchange approval of the Transaction; and the timing of the implementation of the Transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the Securities Exchange Commission (the “SEC”).

These forward-looking statements are subject to various risks and uncertainties, many of which are outside MDC’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the registration statement on Form S-4 filed on February 8, 2021, and as amended on March 29, 2021, April 21, 2021 and April 30, 2021 (the “Form S-4”), under the section entitled “Risk Factors” in the proxy statement/prospectus on Form 424B3 filed on May 10, 2021, as amended by the supplement to the proxy statement/prospectus on Form 8-K filed on July 12, 2021 (together with the Form S-4, the “Proxy Statement/Prospectus”), under the caption “Risk Factors” in MDC’s Annual Report on Form 10-K for the year-ended December 31, 2020 under Item 1A and under the caption “Risk Factors” in MDC’s Quarterly Report on Form 10-Q for the quarter-ended March 31, 2021 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the Transaction or the occurrence of difficulties in connection with the Transaction;
•	adverse tax consequences in connection with the Transaction for MDC, its operations and its shareholders, that may differ from the expectations of MDC or Stagwell, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on MDC’s determination of value and computations of its tax attributes may result in increased tax costs;
•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transaction;

•	the impact of uncertainty associated with the Transaction on MDC’s and Stagwell’s respective businesses;
•	direct or indirect costs associated with the Transaction, which could be greater than expected;
•	the risk that a condition to completion of the Transaction may not be satisfied and the Transaction may not be completed; and
•	the risk of parties challenging the Transaction or the impact of the Transaction on MDC’s debt arrangements.

You can obtain copies of MDC’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. MDC does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the Transaction, MDC and New MDC filed with the SEC the Proxy Statement/Prospectus. This communication is not a substitute for the Proxy Statement/Prospectus or any other document MDC may file with the SEC in connection with the Transaction.

INVESTORS AND SECURITYHOLDERS OF MDC ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) OR ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. You may obtain, free of charge, copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC, at the SEC’s website at www.sec.gov. In addition, investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by MDC or New MDC with the SEC and from MDC’s website at http://www.mdc-partners.com.

The URLs in this announcement are intended to be inactive textual references only. They are not intended to be active hyperlinks to websites. The information on such websites, even if it might be accessible through a hyperlink resulting from the URLs or referenced herein, is not and shall not be deemed to be incorporated into this announcement. No assurance or representation is given as to the suitability or reliability for any purpose whatsoever of any information on such websites.

No Offer or Solicitation

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that MDC or New MDC may file with the SEC in connection with the Transaction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. The Transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

MDC, New MDC and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from MDC’s shareholders with respect to the approvals required to complete the Transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the Transaction, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus filed with the SEC. Information regarding MDC’s directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by MDC with the SEC on May 10, 2021, in the Annual Report on Form 10-K filed by MDC with the SEC on March 16, 2021, as amended on April 27, 2021 and in the Quarterly Report on Form 10-Q filed by MDC with the SEC on May 10, 2021. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting is included in the Proxy Statement/Prospectus filed with the SEC. These documents are available to the shareholders of MDC free of charge from the SEC’s website at www.sec.gov and from MDC’s website at www.mdc-partners.com.

You must not construe the contents of this document as legal, tax, regulatory, financial, accounting or other advice, and you are urged to consult with your own advisors with respect to legal, tax, regulatory, financial, accounting and other consequences of the Transaction, the suitability of the Transaction for you and other relevant matters concerning the Transaction.